SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 16, 2003

Turnstone Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28843	77-0473640
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2220 Central Expressway, Santa Clara, California	95050
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 907-1400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5.	OTHER EVENTS.

A copy of the consulting agreement, dated as of August 31, 2003, between the Registrant and Richard N. Tinsley is filed herewith as Exhibit 10.15 and is incorporated herein by reference in its entirety.

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

10.15	Consulting Agreement, dated August 31, 2003, between the Registrant and Richard N. Tinsley.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURNSTONE SYSTEMS, INC. (Registrant)

Date:	September 16, 2003	By:	/s/ ERIC S. YEAMAN
(Signature) Eric S. Yeaman Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

10.15	Consulting Agreement, dated August 31, 2003, between the Registrant and Richard N. Tinsley